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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
             (Exact name of registrant as specified in its charter)

            MICHIGAN                                        38-2505723
    (State of incorporation                              (I.R.S. Employer
        or organization)                                Identification No.)

                1150 ELIJAH MCCOY DRIVE, DETROIT, MICHIGAN 48202
               (Address of principal executive offices) (Zip Code)




If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
Not applicable.

Securities to be registered pursuant to Section 12(b) of the Act:

                                                      Name of Each Exchange
         Title of Each Class                           On Which Each Class
         To Be So Registered                           Is To Be Registered
         -------------------                           -------------------
      Common Stock, no par value                     American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:      None.

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the registrant's common stock, no par value, is incorporated by reference to the material under the section "Description of Capital Stock" in the registrant's Form SB-2 Registration Statement, as amended, as filed June 17, 2003, Commission File No. 333-91968.

ITEM 2.  EXHIBITS.

         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated herein by reference.





                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  August 15, 2003



                    CARACO PHARMACEUTICAL LABORATORIES, LTD.

                           By: /s/ Narendra N. Borkar
                     ---------------------------------------
                               Narendra N. Borkar
                             Chief Executive Officer





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